united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

EQUINOX EQUITYHEDGE U.S. STRATEGY FUND

CLASS A SHARES: EEHAX

CLASS C SHARES: EEHCX

CLASS I SHARES: EEHIX

ANNUAL REPORT

JUNE 30, 2016

1-888-643-3431

WWW.EQUINOXFUNDS.COM

DISTRIBUTED BY NORTHERN LIGHTS DISTRIBUTORS, LLC

Equinox EquityHedge U.S. Strategy Fund
Letter to Shareholders as of June 30, 2016

For the year ended June 30, the Equinox EquityHedge U.S. Strategy Fund (Class A, load waived) achieved a positive return of +8.24%, significantly outperforming the HFRX Equity Hedge Index (down 8.33%) and the S&P 500 Total Return Index® (up +3.99%) for the same period. Since inception (9/9/2013), the Fund has earned +8.64% annualized with a volatility of 10.13%, which compares reasonably with (but is lower than) the S&P 500 Index’s® return of 11.58% annualized and 11.08% volatility, as shown in the table below. Much of the Fund’s underperformance vs. the S&P 500 Index® since inception can be attributed to its pre-November 2014 performance, before the change in its investment strategy, discussed below. The Fund has outperformed the HFRX Equity Hedge Index on all metrics.

	Cumulative Return I-Yr	Compound ROR SI (A)	Standard Deviation SI
			(A)
Equinox EquityHedge U.S. Strategy Fund - A	8.24%	8.73%	10.13%
HFRX Equity Hedge Index	-8.33%	0.18%	5.57%
S&P 500 Total Return Index®	4.02%	11.60%	11.08%

This is the first full fiscal year for the Fund’s modified investment strategy. On November 1, 2014, the Fund’s investment strategy underwent a major change. The Fund now has “passive” exposure to the broad U.S. equity markets, currently via S&P500 Index® futures, rather than active exposure via stock-picking equity managers. The investment advisory fee payable by the Fund to the Adviser was reduced from 1.95% to 0.95% of the Fund’s average daily net assets.

The “Hedge” Strategy employed by the Fund portfolio remains unchanged. The hedge uses trending markets that are negatively correlated to equities, and is dynamic in nature, seeking to be “lighter” when equities are trending up and “heavier” during an extended correction. The current hedging program, managed by Quest Partners, LLP, is accessed via the dbSelect

47 Hulfish Street, Suite 510, Princeton, NJ 08542 T 609.430.0404 F 609.454.5010 www.equinoxfunds.com platform; it has been performing broadly in line with our expectations, and, during the last fiscal year, has continued to do so.

Overall, the Fund offers investors dynamically hedged exposure to the broad U.S. equity market. However, it does not seek to capture “stock-picking” alpha, but seeks to add alpha by virtue of the dynamic nature of the hedging strategy.

S&P 500 Index® and VIX Index®, June 30 2015 to June 30, 2016

As shown in the chart above, the last twelve months were fairly turbulent for U.S. equity markets. In the middle of August 2015, the S&P 500® corrected sharply, driven mainly by fears of a slowdown in China’s economy. Over two weeks in August 2015, the index dropped by almost 9%, while the VIX Index® spiked by more than 140%, from a level of about 13 to more than 31.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 T 609.430.0404 F 609.454.5010 www.equinoxfunds.com

Over the next two months, however, helped by more accommodative European Central Bank and Fed policies, the market rallied all the way back (up +10%), while volatility fell by 54%, essentially back to the August levels. Through the end of the year, the market moved more or less sideways, until a new correction commenced on December 29. Renewed concerns about the Chinese economy, divergent central bank policies between the US and Europe—speculation about the timing of further rate hikes by the US Fed and the continuation of monetary stimulus by the European Central Bank—coupled with a sell-off in physical commodity markets, were some of the catalysts for the decline. The turbulence continued into January 2016, when central bankers responded by hinting at further accommodative policy, and the Bank of Japan surprised markets with negative interest rates on new bank reserves, leading to a brief bounce-back in equities during the last few days of January. However, the decline continued thereafter, until the strong second-half reversal began around February 11. By then, the market had dropped about 12%, while the VIX Index® had jumped by 75%. The roller-coaster ride continued, with the market gaining +13% through the end of March, while volatility once again dropped by more than 50%. A brief period of consolidation followed, until the Brexit vote at the end of June, where the “Leave” decision saw unprecedented turmoil in all global markets. Once again, the manic nature of the markets asserted itself, and we saw gains in the last few days of June.

Through the sharp ups and downs of the year, the “Hedge” strategy employed by the Fund exhibited stellar performance, up +4.46%. Coupled with the performance of the “Equity” strategy, which was up +3.03%, the Fund’s Class A shares earned 8.24% for the fiscal year. This performance has reinforced our belief in the Hedge strategy’s ability to cushion drawdowns during sharp equity market declines. The Equity strategy was also up for the year, and we do not expect this type of year, when both strategies are positive, to necessarily recur year after year. Nonetheless, we are very pleased with the Fund’s performance.

We continue to believe that the Fund’s hedged equity strategy offers investors an alternative to traditional long-short equity types of strategies. Rather than seeking to add alpha and modulate beta by selling short individual stocks, we believe that a dynamic hedging strategy, such as the one employed by the Fund, may be a more viable way to reduce equity market risk

47 Hulfish Street, Suite 510, Princeton, NJ 08542 T 609.430.0404 F 609.454.5010 www.equinoxfunds.com during bear markets, while continuing to have adequate equity market exposure during bull markets. Utilizing negatively correlated, trending futures markets (global equities, global fixed-income, and currencies) also provides investors with the potential to earn alpha over full market cycles.

DEFINITIONS

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market. For example, if a stock’s beta is 1.2, it’s theoretically 20% more volatile than the market.

Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades. Prime Minister David Cameron, who supported the UK remaining in the EU announced he would step down in October.

Long-short equity is an investing strategy of taking long positions in stocks that are expected to appreciate and short positions in stocks that are expected to decline. A long/short equity strategy seeks to minimize market exposure, while profiting from stock gains in the long positions and price declines in the short positions.

The S&P500Total Return Index® is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy.

The HFRX EquityHedge Index encompasses various equity hedge strategies, also known as long/short equity, that combine core long holdings of equities with short sales of stock, stock indices, related derivatives, or other financial instruments related to the equity markets.

The VIX® Index (VIX) is a forward-looking measure of equity market volatility. Since its introduction, the VIX is considered by many to be the world’s premier barometer of investor sentiment and market volatility.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

5443-NLD-08/11/2016

47 Hulfish Street, Suite 510, Princeton, NJ 08542 T 609.430.0404 F 609.454.5010 www.equinoxfunds.com

Equinox EquityHedge U.S. Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, as compared to its benchmark:

		Start of Performance **-
	One Year	June 30, 2016
Equinox EquityHedge U.S. Strategy Fund
Class A with Load	1.98%	6.46%
Class A	8.24%	8.73%
Class C	7.45%	7.83%
Class I	8.50%	8.96%
S&P 500 Total Return Index ***	3.99%	10.75%

*	The performance data quoted is historical. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for Class A maximum applicable sales charge of 5.75%. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. Performance figures for periods greater than one year are annualized. Performance figures would have been lower had the Advisor not waived fees and reimbursed expenses. The Fund’s total gross annual operating expenses are 3.54% for Class A shares, 3.29% for Class C shares and 4.29% for Class I Shares per the November 1, 2015, prospectus. For performance information current to the most recent month-end please call 1-888-643-3431.

**	Start of performance is September 9, 2013.

***	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition	% of Net Assets
U.S. Treasury Bills	62.0%
Other assets and liabilities - net *	38.0%
100.0%

*	Includes net unrealized appreciation on swap contract and long futures contracts.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Equinox EquityHedge U.S. Strategy Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016

Principal		Coupon
Amount		Rate % (a)	Maturity Date	Fair Value
	SHORT-TERM INVESTMENTS - 62.0%
	U.S. TREASURY BILLS - 62.0%
$1,000,000	United States Treasury Bill	0.32	9/15/2016	$999,331
2,500,000	United States Treasury Bill	0.53	4/27/2017	2,488,981
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,488,312)			3,488,312

	TOTAL INVESTMENTS - 62.0% (Cost - $3,488,312) (b)			$3,488,312
	OTHER ASSETS AND LIABILITIES - NET - 38.0%			2,136,872
	TOTAL NET ASSETS - 100.0%			$5,625,184

(a)	Represents discount rate at the time of purchase.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,488,312 and does not vary from fair value.

		Unrealized Appreciation
	SWAP CONTRACT
	Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns of the Quest Dynamic Financial Hedge Program of Quest Partners LLP (“Quest”) calculated on a daily basis with reference to a customized reference index that is proprietary to Deutsche Bank. The reference index* is comprised at any given time of trading positions selected by Quest that include exchange traded futures and options in relation to equity, fixed income, interest rates, and currency asset classes traded on certain exchanges. Risk exposures are based on beta adjusted exposures where each position’s beta against the S&P 500 Total Return Index is measured and is aggregated by sector at the portfolio level. Under the terms of the swap, the Advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on July 8, 2015 and has a term of five years therefrom unless earlier terminated. In addition, the swap provides for a fee of 0.50% to Deutsche Bank accrued on the notional level of the swap. (Notional Value $2,747,000)
	Unrealized Appreciation on Swap Contract	$205,030

Contracts		Unrealized Appreciation
	LONG FUTURES CONTRACTS
52	S&P 500 E-Mini September 2016
	(Underlying Face Amount at Fair Value $5,434,650)	$5,850

*	At June 30, 2016, the reference index was diversified among the following sectors: equity indices -16.21%, fixed income 20.35%, and currencies 15.28%. Risk exposures are based on beta adjusted exposures where each position’s beta against the S&P 500® Total Return Index is measured and is aggregated by sector at the portfolio level. These values are unaudited.

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

ASSETS
Investment securities:
At cost	$3,488,312
At fair value	$3,488,312
Cash	1,081,484
Swap margin balance *	506,500
Deposits for future contracts **	395,200
Unrealized appreciation on swap contract	205,030
Receivable due from Advisor	8,311
Unrealized appreciation on futures contracts	5,850
Due from related parties	1,241
Prepaid expenses	6,994
TOTAL ASSETS	5,698,922

LIABILITIES
Payable for swap contract	42,755
Distribution (12b-1) fees payable	825
Trustees fees payable	335
Accrued audit fee	24,531
Accrued legal fee	2,974
Accrued expenses and other liabilities	2,318
TOTAL LIABILITIES	73,738
NET ASSETS	$5,625,184

Net Assets Consist Of:
Paid in capital	$5,297,596
Undistributed net investment loss	(36,898)
Accumulated net realized gain from investments, futures contracts and swap contract	153,606
Net unrealized appreciation of investments, futures contracts and swap contract	210,880
NET ASSETS	$5,625,184

*	Pledged as collateral for swap agreement.

**	Pledged as collateral for futures contracts.

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2016

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,971,744
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	388,968
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$10.21
Maximum offering price per share (maximum sales charges of 5.75%)	$10.83

Class C Shares:
Net Assets	$3,015
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	303
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)(c)	$9.94

Class I Shares:
Net Assets	$1,650,425
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	160,486
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.28

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1%.

(c)	NAV may not recalculate due to the rounding of shares.

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENT OF OPERATIONS
Year Ended June 30, 2016

INVESTMENT INCOME
Interest	$9,250

EXPENSES
Investment advisory fees	53,434
Distribution (12b-1) fees
Class A	10,220
Class C	47
Accounting services fees	33,731
Registration fees	45,544
Audit fees	26,257
Printing and postage expenses	13,715
Legal fees	18,580
Transfer agent fees	11,580
Custodian fees	4,674
Administrative services fees	2,812
Insurance expense	681
Compliance officer fees	445
Trustees fees and expenses	463
Non 12b-1 Shareholder Services Fees	313
Other expenses	1,998
TOTAL EXPENSES	224,494

Less: Fees waived/reimbursed by the Advisor	(146,756)

NET EXPENSES	77,738
NET INVESTMENT LOSS	(68,488)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Futures contracts	144,668
Swap contract	2,571
147,239
Net change in unrealized appreciation (depreciation) on:
Futures contracts	75,480
Swap contract	234,049
309,529

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	456,768

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$388,280

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2016	2015
FROM OPERATIONS
Net investment loss	$(68,488)	$(99,428)
Net realized gain on futures contracts and swap contract	147,239	1,408,477
Net change in unrealized appreciation/(depreciation) on futures contracts and swap contract	309,529	(871,041)
Net increase in net assets resulting from operations	388,280	438,008

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(259,434)	(684,178)
Class C	(400)	(866)
Class I	(87,380)	(294,975)
Total distributions to shareholders	(347,214)	(980,019)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	425,963	27,043
Class I	709,268	505,676
Net asset value of shares issued in reinvestment of distributions:
Class A	258,510	660,993
Class C	405	866
Class I	88,298	294,975
Redemption fee proceeds:
Class A	604	—
Class I	227	—
Payments for shares redeemed:
Class A	(1,372,382)	(766,345)
Class C	(3,009)	(382)
Class I	(1,172,037)	(2,995,935)
Net decrease in net assets from shares of beneficial interest	(1,064,153)	(2,273,109)

TOTAL DECREASE IN NET ASSETS	(1,023,087)	(2,815,120)

NET ASSETS
Beginning of Period	6,648,271	9,463,391
End of Period*	$5,625,184	$6,648,271
* Includes undistributed net investment income (loss) of:	$(36,898)	$29,019

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2016	2015

SHARE ACTIVITY
Class A:
Shares Sold	44,034	2,423
Shares Reinvested	27,555	65,187
Shares Redeemed	(139,585)	(71,860)
Net decrease in shares of beneficial interest outstanding	(67,996)	(4,250)

Class C:
Shares Reinvested	44	87
Shares Redeemed	(343)	(38)
Net increase/(decrease) in shares of beneficial interest outstanding	(299)	49

Class I:
Shares Sold	71,144	46,904
Shares Reinvested	9,374	29,004
Shares Redeemed	(119,532)	(273,445)
Net increase/(decrease) in shares of beneficial interest outstanding	(39,014)	(197,537)

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A
	For the Year Ended	For the Year Ended		For the Period Ended
	June 30,	June 30,		June 30,
	2016	2015		2014 (1)
Net asset value, beginning of period	$10.11	$11.01		$10.00
Activity from investment operations:
Net investment loss (2)	(0.13)	(0.15)		(0.12)
Net realized and unrealized gain on investments, futures contracts and swap contract	0.89	0.82		1.14
Total from investment operations	0.76	0.67		1.02
Less distributions from:
Net realized gains	(0.66)	(1.57)		(0.01)
Total distributions	(0.66)	(1.57)		(0.01)
Paid-in-Capital From Redemption Fees	0.00 (3)	—		0.00	(3)
Net asset value, end of period	$10.21	$10.11		$11.01
Total return (4)	8.24%	6.00%		10.23	% (5)
Net assets, at end of period (000’s)	$3,972	$4,618		$5,079
Ratio of gross expenses to average net assets (6)	4.08%	4.15	% (8)	5.97	% (7)(8)
Ratio of net expenses to average net assets	1.45%	1.81	% (8)(10)	2.49	% (7)(8)
Ratio of net investment loss to average net assets	(1.28)%	(1.44	)% (8)(9)	(1.40	)% (7)(8)(9)
Portfolio Turnover Rate	0%	31%		49	% (5)

(1)	The Equinox EquityHedge U.S. Strategy Fund commenced operations on September 9, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns are historical and assume changes in share prices and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expense, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(10)	Ratio exceeds the expense limit in place as of June 30, 2015 because the Advisor reduced the expense limit during the year, as explained further in the notes to the financial statements.

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C
	For the Year Ended	For the Year Ended		For the Period Ended
	June 30,	June 30,		June 30,
	2016	2015		2014 (1)
Net asset value, beginning of period	$9.93	$10.92		$10.00
Activity from investment operations:
Net investment loss (2)	(0.20)	(0.23)		(0.18)
Net realized and unrealized gain on investments, futures contracts and swap contract	0.87	0.81		1.11
Total from investment operations	0.67	0.58		0.93
Less distributions from:
Net realized gains	(0.66)	(1.57)		(0.01)
Total distributions	(0.66)	(1.57)		(0.01)
Paid-in-Capital From Redemption Fees (9)	0.00 (3)	—		—
Net asset value, end of period	$9.94	$9.93		$10.92
Total return (4)	7.45%	5.17%		9.33	% (5)
Net assets, at end of period (000’s)	$3	$6		$6
Ratio of gross expenses to average net assets (6)	4.77%	4.84	% (8)	6.71	% (7)(8)
Ratio of net expenses to average net assets	2.20%	2.55	% (8)(10)	3.24	% (7)(8)
Ratio of net investment loss to average net assets	(2.05)%	(2.19	)% (8)(9)	(2.20	)% (7)(8)(9)
Portfolio Turnover Rate	0%	31%		49	% (5)

(1)	The Equinox EquityHedge U.S. Strategy Fund commenced operations on September 9, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charge and, if applicable, wire redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(10)	Ratio exceeds the expense limit in place as of June 30, 2015 because the Advisor reduced the expense limit during the year, as explained further in the notes to the financial statements.

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I
	For the Year Ended	For the Year Ended		For the Period Ended
	June 30,	June 30,		June 30,
	2016	2015		2014 (1)
Net asset value, beginning of period	$10.15	$11.03		$10.00
Activity from investment operations:
Net investment loss (2)	(0.10)	(0.13)		(0.09)
Net realized and unrealized gain on investments, futures contracts and swap contract	0.89	0.82		1.13
Total from investment operations	0.79	0.69		1.04
Less distributions from:
Net realized gains	(0.66)	(1.57)		(0.01)
Paid-in-Capital From Redemption Fees	0.00 (3)	—		0.00	(3)
Net asset value, end of period	$10.28	$10.15		$11.03
Total return (4)	8.50%	6.19%		10.43	% (5)
Net assets, at end of period (000’s)	$1,650	$2,025		$4,378
Ratio of gross expenses to average net assets (6)	3.77%	4.13	% (8)	5.64	% (7)(8)
Ratio of net expenses to average net assets	1.20%	1.60	% (8)(10)	2.24	% (7)(8)
Ratio of net investment loss to average net assets	(1.04)%	(1.19	)% (8)(9)	(1.14	)% (7)(8)(9)
Portfolio Turnover Rate	0%	31%		49	% (5)

(1)	The Equinox EquityHedge U.S. Strategy Fund commenced operations on September 9, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than on year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charge and, if applicable, wire redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Does not include the expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(10)	Ratio exceeds the expense limit in place as of June 30, 2015 because the Advisor reduced the expense limit during the year, as explained further in the notes to the financial statements.

See accompanying notes to financial statements.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2016

1.	ORGANIZATION

The Equinox EquityHedge U.S. Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 5, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on September 9, 2013. The investment objective of the Fund is to achieve capital appreciation with moderate correlation to, and with less volatility than, the S&P 500 Total Return Index.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

price reporting from the swap counterparty. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$3,488,312	$—	$3,488,312
Swap Contract	—	205,030	—	205,030
Futures Contracts *	5,850	—	—	5,850
Total	$5,850	$3,693,342	$—	$3,699,192

*	Represents net unrealized appreciation on futures contracts.

It is the Fund’s policy to record transfers between levels at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

See Consolidated Portfolio of Investments for more information related to the Fund’s investments.

It is the Funds’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period. The following amounts were transfers in/(out) of Level 2 assets:

	U.S. Treasury Bills	Total
Transfers into Level 2 from Level 1	$3,488,312	$3,488,312
Net Transfer In/(Out) of Level 2	$3,488,312	$3,488,312

Transfers that were made into Level 2 represent securities being valued using evaluated prices with observable inputs.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2015, or expected to be taken in the Fund’s June 30, 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Colorado where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular fund in the Trust are borne by that fund. Other expenses are allocated to each fund based on its net assets in relation to the total net assets of all the applicable funds in the Trust or another reasonable basis.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended June 30, 2016, the Fund had a net change in unrealized appreciation of $75,480 from futures contracts. For the year ended June 30, 2016, the Fund had net realized gains of $144,668 from futures contracts subject to equity price risk.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Swap Agreements – The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as net change in unrealized appreciation or depreciation in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. Realized gains and losses from a decrease in the notional value swap are recognized on trade date. Swap agreements may also involve fees, commissions and other costs that may reduce the value of the swap agreement.

The Fund maintains cash and/or investments in money market funds, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap. The cash maintained as collateral is recorded as swap margin balance on the Statement of Assets and Liabilities. As of June 30, 2016, the notional value of the swap was $2,747,000. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever the unrealized appreciation on the swap exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. As of June 30, 2016, the net change in unrealized appreciation on the swap contract was $234,049. For the year ended June 30, 2016, the net realized gain on the swap contract was $2,571.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2016:

Location on the Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Currency/ Interest Rate	Unrealized appreciation on
Contracts	swap contract and futures
contract

Fair Values of Derivative Instruments as of June 30, 2016:

	Asset Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value
Mixed; interest rate, equity and foreign exchange contracts:	Net Unrealized appreciation on swap contract	$205,030	*

Equity contracts:	Unrealized appreciation on futures contracts	5,850	*

		$210,880

*	Includes cumulative appreciation/depreciation of futures and swap contracts as reported in the Portfolio of Investments.

The effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2016:

			Change in
			Unrealized
		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity contracts:	Net realized gain on futures contract	$144,668
	Net change in unrealized appreciation (depreciation) on futures contracts		$75,480

Mixed; interest rate, equity and foreign exchange contracts:	Net realized gain on swap contract	2,571
	Net change in unrealized appreciation (depreciation) on swap contract		234,049

Total		$147,239	$309,529

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The notional value of the derivative instruments outstanding as of June 30, 2016 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of swap contracts. During the year ended June 30, 2016, the Fund is subject to a master netting arrangement for the swaps and futures. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2016.

					Gross Amounts Not Offset in the
					Consolidated Statement of Assets &
Assets:					Liabilities

			Gross Amounts
			Offset in the	Net Amounts of Assets
	Gross Amounts		Consolidated	Presented in the
	of Recognized		Statement of Assets	Consolidated Statement	Financial	Cash Collateral
Description	Assets		& Liabilities	of Assets & Liabilities	Instruments	Pledged	Net Amount

Unrealized Appreciation on Swap Contract	$205,030	(1)	$—	$205,030	$—	$506,500	$711,530

Unrealized Appreciation on
Futures Contracts	5,850	(1)	—	5,850	—	395,200	401,050
Total	$210,880		$—	$210,880	$—	$901,700	$1,112,580

(1)	Gross unrealized depreciation as presented in the Portfolio of Investments.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $0 and $0, respectively.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Advisor (the “Advisor”).

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. Prior to November 1, 2014, the Fund paid the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.95% of the Fund’s average daily net assets. For the year ended June 30, 2016, the Fund incurred advisory fees of $53,434.

Pursuant to a written contract (the “Waiver Agreement”), effective November 1, 2014 the Advisor has agreed, at least until October 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.45%, 2.20%, and 1.20% per annum of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. Prior to November 1, 2014 the Advisor agreed to waive a portion of its advisory fee and agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred by the Fund did not exceed 2.49%, 3.24%, and 2.24% per annum of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. For the year ended June 30, 2016, the Advisor waived and reimbursed expenses in the amount of $146,756.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than 1.45%, 2.20%, and 1.20% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to recoupment by the Fund for such waived fees or reimbursed expenses provided that such recoupment does not cause the Fund’s expenses to exceed 1.45%, 2.20%, and 1.20% of average daily net assets for each share class. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.45%, 2.20%, and 1.20% respectively per annum of the average daily net assets, the recoupment by the Advisor shall be suspended. Prior to November 1, 2014 the agreed upon waivers were 2.49%, 3.24%, and 2.24% attributable to Class A, Class C and Class I shares respectively per annum of the average daily net assets.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The following is subject to recapture by the Advisor:

$246,171	June 30, 2017
$175,340	June 30, 2018
$146,756	June 30, 2019

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Trust, with respect to the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan for Class A and Class C shares (“Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and 1.00% of its average daily net assets for Class C shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended June 30, 2016, Class A shares and Class C shares were charged as follows:

Class A:	$10,220
Class C:	$47

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. During the year ended June 30, 2016, the Distributor did not receive commissions from sales.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended June 30, 2016, the Fund received $604 and $227 for Class A and Class I respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2016 and June 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2016	June 30, 2015
Ordinary Income	$146,651	$249,998
Long-Term Capital Gain	200,563	730,021
Return of Capital	—	—
	$347,214	$980,019

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$253,084	$74,504	$—	$—	$—	$—	$327,588

The difference between book basis and tax basis unrealized appreciation, undistributed net investment loss and accumulated net realized gains from investments is primarily attributable to, the mark-to-market on open futures and swaps contracts.

Permanent book and tax differences, primarily attributable to tax adjustments for swap contracts resulted in reclassification for the year ended June 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$2,571	$(2,571)

Equinox EquityHedge U.S. Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment of disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

Board of Trustees of Equinox Funds Trust
and the Shareholders of Equinox EquityHedge U.S. Strategy Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Equinox EquityHedge U.S. Strategy Fund (the Fund), a series of the Equinox Funds Trust, as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 9, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox EquityHedge U.S. Strategy Fund as of June 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 9, 2013 (commencement of operations) through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
August 29, 2016

Equinox EquityHedge U.S. Strategy Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2016

As a shareholder of the Equinox EquityHedge U.S. Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Fund’s	Beginning	Account	Paid	Account	Paid
Equinox EquityHedge U.S.	Annualized	Account Value	Value	During	Value	During
Strategy Fund	Expense Ratio	1-1-16	6-30-16	Period*	6-30-16	Period
Class A	1.45%	$1,000.00	$1,111.00	$7.61	$1,017.65	$7.27
Class C	2.20%	$1,000.00	$1,106.90	$11.52	$1,013.92	$11.02
Class I	1.20%	$1,000.00	$1,111.40	$6.30	$1,018.90	$6.02

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Equinox EquityHedge U.S. Strategy Fund
PROXY VOTING (Unaudited)
June 30, 2016

The Board of Trustees of Equinox Funds Trust (the “Trust”) held a Special Meeting of the Shareholders of the Equinox EquityHedge U.S. Strategy Fund (the “Fund”), a series of the Trust, on February 27, 2015 for the purpose of approving an amended and restated Investment Advisory Agreement, by and among the Trust and Equinox Institutional Asset Management, LP.

At the close of business December 9, 2014, the record date for the Special Meeting of Shareholders, there were outstanding 631,761 shares of beneficial interest of the Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 52.05% of the outstanding shares of the Fund. Therefore, a quorum was present for the Fund.

With respect to approval of a proposed amended and restated Investment Advisory Agreement the following votes were cast:

For Approval: 271,074 shares voted

Against Approval: 126 shares voted

Abstained: 57,658 shares voted

Equinox EquityHedge U.S. Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2016

Independent Trustees

Name, Address and Date of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth Date of Birth: 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	8	None
Kevin R. Green Date of Birth: 7/1954	Trustee Since December 2010	Founding Managing Director, TripleTree, LLC (investment banking consulting firm) (since 1997).	8	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin Date of Birth: 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC from September (since 1998).	8	None

Interested Trustee

Name, Address and Date of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Robert J. Enck Date of Birth: 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	8	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox EquityHedge U.S. Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

Executive Officers

Name, Address and Date of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Vance J. Sanders Date of Birth: 3/1967	Treasurer and Principal Financial Officer Since December 2010	Controller and Chief Technology Officer, Equinox Institutional Asset Management, LP (since 2013), Controller and Chief Technology Officer, Equinox Fund Management, LLC (since 2008); Chief Financial Officer, Equinox Fund Management, LLC (since 2013).	N/A	N/A
Philip Liu Date of Birth: 3/1973	Secretary Since December 2010	General Counsel, Equinox Institutional Asset Management, LLC (since 2009).	N/A	N/A
Laura Szalyga Date of Birth: 3/1978	Assistant Treasurer since August 2014	Vice President (since 2015) and Assistant Vice President of Fund Administration, Gemini Fund Services, LLC (2011 to 2015); Assistant Vice President of Fund Administration, BNY Mellon (2004-2011).	N/A	N/A
James P. Ash Date of Birth: 9/1976	Assistant Secretary Since December 2010	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Senior Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A
Emile R. Molineaux Date of Birth: 9/1962	Chief Compliance Officer and Anti- Money Laundering Officer Since December 2010	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $ 16,000

2015 - $ 20,000

2014 - $ 20,000

(b)	Audit-Related Fees

2015 – None

2014 – None

(c)	Tax Fees

2016 - $ 6,000

2015 - $ 6,000

2014 - $ 6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

2014 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015	2014
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - None

2015 - None

2014 - None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 09/07/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 09/07/2016

By (Signature and Title)

/s/ Vance J. Sanders

Vance J. Sanders, Principal Financial Officer

Date 09/07/2016